UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-6010

DIVISION OF
ENFORCEMENT

September 12, 2018

BY PRIORITY MAIL EXPRESS

U.S. Precious Metals, Inc.
516 Route 33 West
Building 2, Suite 1
Millstone Township, NJ 08535

Re: *In the Matter of Petron Energy II, Inc., et al.*

Dear Sir or Madam:

Pursuant to SEC Rule of Practice § 201.230, documents related to this matter are available for inspection and copying at the Securities and Exchange Commission's headquarters in Washington, D.C. Please note, however, that pursuant to SEC Rule of Practice § 201.230(f), a respondent in an SEC proceeding is responsible for bearing the cost of copying. If you wish to make arrangements for such inspection and copying, please call me at (202) 551-4731.

Also, please note that Section IV of the Order Instituting Proceedings instituted against you by the Securities and Exchange Commission provides that the parties shall conduct a prehearing conference pursuant to SEC Rule of Practice § 201.221 within fourteen (14) days of service of the Answer. Please contact me by telephone at (202) 551-4731, or by email at WelchN@sec.gov, to discuss the scheduling of the prehearing conference.

Thank you for your cooperation in this matter.

Sincerely,

Neil J. Welch, Jr.
Senior Investigations Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
100 F Street, N.E.
Washington, D.C. 20549

OFFICE OF
THE SECRETARY

SEP 07 2018

Re: In the Matter of Petron Energy II, Inc., Saga Energy, Inc., Saratoga Resources, Inc., and U.S. Precious Metals, Inc.

Please find enclosed the Order issued by the Securities and Exchange Commission in the above-referenced matter.

Your attention is directed to Section IV of the Order, which requires, among other things, that an answer be filed pursuant to Rule 220 of the Commission's Rules of Practice. The Commission's Rules of Practice include requirements for filing answers, notice of appearance, and other actions. The Rules of Practice can be found at http://www.sec.gov/about/rulesofpractice.shtml.

If you have any questions or wish to discuss any aspect of the proceedings, you may communicate with the Division of Enforcement attorney appearing on the service list attached to the enclosed Order.

Brent J. Fields
Secretary

Enclosure

UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934
Release No. 84052 / September 6, 2018

ADMINISTRATIVE PROCEEDING
File No. 3-18727

In the Matter of Petron Energy II, Inc., Saga Energy, Inc., Saratoga Resources, Inc., and U.S. Precious Metals, Inc., Respondents.	ORDER INSTITUTING ADMINISTRATIVE PROCEEDINGS AND NOTICE OF HEARING PURSUANT TO SECTION 12(j) OF THE SECURITIES EXCHANGE ACT OF 1934

I.

The Securities and Exchange Commission ("Commission") deems it necessary and appropriate for the protection of investors that public administrative proceedings be, and hereby are, instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Exchange Act") against Respondents Petron Energy II, Inc., Saga Energy, Inc., Saratoga Resources, Inc., and U.S. Precious Metals, Inc. (together, "Respondents").

II.

After an investigation, the Division of Enforcement alleges that:

A. RESPONDENTS

1. Petron Energy II, Inc. (CIK No. 1467434) is a defaulted Nevada corporation located in Dallas, Texas with a class of securities registered with the Commission pursuant to Exchange Act Section 12(g). Petron Energy II, Inc. is delinquent in its periodic filings with the Commission, having not filed any periodic reports since it filed a Form 10-Q for the period ended September 30, 2014, which reported a net loss of over $4.3 million for the prior twenty-one months. As of August 28, 2018, the company's stock (symbol "PEII") was quoted on OTC Link (previously, "Pink Sheets") operated by OTC Markets Group, Inc. ("OTC Link"), had five market makers, and was eligible for the "piggyback" exception of Exchange Act Rule 15c2-11(f)(3).

2. Saga Energy, Inc. (CIK No. 1386765) is a dissolved Florida corporation located in Tulsa, Oklahoma with a class of securities registered with the Commission pursuant to Exchange Act Section 12(g). Saga Energy, Inc. is delinquent in its periodic filings with the Commission, having not filed any periodic reports since it filed a Form 10-K for the period ended December 31, 2013, which reported a net loss of $106,308 for the prior twelve months. As of August 28, 2018, the company's stock (symbol "SAGA") was quoted on OTC Link, had one market maker, and was eligible for the "piggyback" exception of Exchange Act Rule 15c2-11(f)(3).

3. Saratoga Resources, Inc. (CIK No. 1096339) is a Texas corporation located in Kenner, Louisiana with a class of securities registered with the Commission pursuant to Exchange Act Section 12(g). Saratoga Resources, Inc. is delinquent in its periodic filings with the Commission, having not filed any periodic reports since it filed a Form 10-Q for the period ended September 30, 2015. As of August 28, 2018, the company's stock (symbol "SARA") was quoted on OTC Link, had seven market makers, and was eligible for the "piggyback" exception of Exchange Act Rule 15c2-11(f)(3).

4. U.S. Precious Metals, Inc. (CIK No. 1286181) is a Delaware corporation located in Coral Gables, Florida with a class of securities registered with the Commission pursuant to Exchange Act Section 12(g). U.S. Precious Metals, Inc. is delinquent in its periodic filings with the Commission, having not filed any periodic reports since it filed a Form 10-Q for the period ended August 31, 2015, which reported a net loss of $101,106 for the prior three months. As of August 28, 2018, the company's stock (symbol "USPR") was quoted on OTC Link, had eight market makers, and was eligible for the "piggyback" exception of Exchange Act Rule 15c2-11(f)(3).

B. DELINQUENT PERIODIC FILINGS

5. As discussed in more detail above, all of the Respondents are delinquent in their periodic filings with the Commission, have repeatedly failed to meet their obligations to file timely periodic reports, and failed to heed delinquency letters sent to them by the Division of Corporation Finance requesting compliance with their periodic filing obligations or, through their failure to maintain a valid address on file with the Commission as required by Commission rules, did not receive such letters.

6. Exchange Act Section 13(a) and the rules promulgated thereunder require issuers of securities registered pursuant to Exchange Act Section 12 to file with the Commission current and accurate information in periodic reports, even if the registration is voluntary under Section 12(g). Specifically, Rule 13a-1 requires issuers to file annual reports, and Rule 13a-13 requires domestic issuers to file quarterly reports.

7. As a result of the foregoing, Respondents failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder.

III.

In view of the allegations made by the Division of Enforcement, the Commission deems it necessary and appropriate for the protection of investors that public administrative proceedings be instituted to determine:

A. Whether the allegations contained in Section II hereof are true and, in connection therewith, to afford the Respondents an opportunity to establish any defenses to such allegations; and,

B. Whether it is necessary and appropriate for the protection of investors to suspend for a period not exceeding twelve months, or revoke the registration of each class of securities registered pursuant to Section 12 of the Exchange Act of the Respondents identified in Section II hereof, and any successor under Exchange Act Rules 12b-2 or 12g-3, and any new corporate names of any Respondents.

IV.

IT IS ORDERED that a public hearing before the Commission for the purpose of taking evidence on the questions set forth in Section III hereof shall be convened at a time and place to be fixed by further order of the Commission, pursuant to Rule 110 of the Commission's Rules of Practice, 17 C.F.R. § 201.110.

IT IS FURTHER ORDERED that Respondents shall file an Answer to the allegations contained in this Order within ten (10) days after service of this Order, as provided by Rule 220(b) of the Commission's Rules of Practice, 17 C.F.R. § 201.220(b).

IT IS FURTHER ORDERED that the Division of Enforcement and Respondents shall conduct a prehearing conference pursuant to Rule 221 of the Commission's Rules of Practice, 17 C.F.R. § 201.221, within fourteen (14) days of service of the Answer. The parties may meet in person or participate by telephone or other remote means; following the conference, they shall file a statement with the Office of the Secretary advising the Commission of any agreements reached at said conference. If a prehearing conference was not held, a statement shall be filed with the Office of the Secretary advising the Commission of that fact and of the efforts made to meet and confer.

If Respondents fail to file the directed Answers, or fail to appear at a hearing or conference after being duly notified, the Respondents, and any successor under Exchange Act Rules 12b-2 or 12g-3, and any new corporate names of any Respondents, may be deemed in default and the proceedings may be determined against them upon consideration of this Order, the allegations of which may be deemed to be true as provided by Rules 155(a), 220(f), 221(f), and 310 of the Commission's Rules of Practice, 17 C.F.R. §§ 201.155(a), 201.220(f), 201.221(f), and 201.310.

This Order shall be served forthwith upon Respondents by any means permitted by the Commission's Rules of Practice.

Attention is called to Rule 151(b) and (c) of the Commission's Rules of Practice, 17 C.F.R. § 201.151(b) and (c), providing that when, as here, a proceeding is set before the Commission, all papers (including those listed in the following paragraph) shall be filed with the Office of the Secretary and all motions, objections, or applications will be decided by the Commission. The Commission requests that an electronic courtesy copy of each filing should be emailed to APFilings@sec.gov in PDF text-searchable format. Any exhibits should be sent as separate attachments, not a combined PDF.

The Commission finds that it would serve the interests of justice and not result in prejudice to any party to provide, pursuant to Rule 100(c) of the Commission's Rules of Practice, 17 C.F.R. § 201.100(c), that notwithstanding any contrary reference in the Rules of Practice to filing with or disposition by a hearing officer, all filings, including those under Rules 210, 221, 222, 230, 231, 232, 233, and 250 of the Commission's Rules of Practice, 17 C.F.R. §§ 201.210, 221, 222, 230, 231, 232, 233, and 250, shall be directed to and, as appropriate, decided by the Commission, and that any motion for summary disposition shall be filed under Rule 250(b).

The Commission finds that it would serve the interests of justice and not result in prejudice to any party to provide, pursuant to Rule 100(c) of the Commission's Rules of Practice, 17 C.F.R. § 201.100(c), that the Commission shall issue a decision on the basis of the record in this proceeding, which shall consist of the items listed at Rule 350(a) of the Commission's Rules of Practice, 17 C.F.R. § 201.350(a), and any other document or item filed with the Office of the Secretary and accepted into the record by the Commission. The provisions of Rule 351 of the Commission's Rules of Practice, 17 C.F.R. § 201.351, relating to preparation and certification of a record index by the Office of the Secretary or the hearing officer are not applicable to this proceeding.

The Commission will issue a final order resolving the proceeding after one of the following: (A) the completion of post-hearing briefing in a proceeding where the public hearing has been completed; (B) the completion of briefing on a motion for a ruling on the pleadings or a motion for summary disposition pursuant to Rule 250 of the Commission's Rules of Practice, 17 C.F.R. § 201.250, where the Commission has determined that no public hearing is necessary; or (C) the determination that a party is deemed to be in default under Rule 155 of the Commission's Rules of Practice, 17 C.F.R. § 201.155, and no public hearing is necessary.

In the absence of an appropriate waiver, no officer or employee of the Commission engaged in the performance of investigative or prosecuting functions in this or any factually related proceeding will be permitted to participate or advise in the decision of this matter, except as witness or counsel in proceedings held pursuant to

notice. Since this proceeding is not "rule making" within the meaning of Section 551 of the Administrative Procedure Act, it is not deemed subject to the provisions of Section 553 delaying the effective date of any final Commission action.

By the Commission.

Brent J. Fields
Secretary

Jill M. Peterson

By: Jill M. Peterson
Assistant Secretary

Service List

Rule 141 of the Commission's Rules of Practice provides that the Secretary, or another duly authorized officer of the Commission, shall serve a copy of the Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Order"), on the Respondents and their legal agents.

The attached Order has been sent to the following parties and other persons entitled to notice:

Neil J. Welch, Jr., Esq.
Division of Enforcement
Securities and Exchange Commission
100 F St., NE
Washington, DC 20549-6010

By Priority Mail Express:
Petron Energy II, Inc.
17950 Preston Road, Suite 960
Dallas, TX 75252

By Priority Mail Express:
Saga Energy, Inc.
7107 S. Yale, Suite 304
Tulsa, OK 74136

By Priority Mail Express:
Saratoga Resources, Inc.
2400 Veterans Memorial Blvd., Suite 110-A
Kenner, LA 70062

By Priority Mail Express:
U.S. Precious Metals, Inc.
1825 Ponce De Leon Blvd., Suite 178
Coral Gables, FL 33134